Series 1999-B

                      BANK OF AMERICA NATIONAL ASSOCIATION
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                          BA MASTER CREDIT CARD TRUST
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The information which is required to be prepared with respect to the
Distribution Date of December 15, 2000, and with respect to the performance of the Trust during the related Monthly Period.

Capitalized terms used in this Statement have their respective meanings
Set forth in the Pooling and Servicing Agreement.
A.  Information Regarding the Current Monthly Distribution (Stated on the
         ---------------------------------------------------------------------
         Basis of $1,000 Original Certificate Principal Amount)
         ------------------------------------------------------

         1.  The amount of the current monthly distribution
             in respect of Class A Monthly Principal...........$         0.00000
                                                                ----------------

         2.  The amount of the current monthly distribution
             in respect of Class B Monthly Principal...........$         0.00000
                                                                ----------------

         3.  The amount of the current monthly distribution
             in respect of Collateral Monthly Principal........$         0.00000
                                                                ----------------

         4.  The amount of the current monthly distribution
             in respect of Class A Monthly Interest............$        5.64167
                                                                ----------------

         5.  The amount of the current monthly distribution
             in respect of Class A Deficiency Amounts..........$        0.00000
                                                                ----------------

         6.  The amount of the current monthly distribution
             in respect of Class A Additional Interest.........$         0.00000
                                                                ----------------

         7.  The amount of the current monthly distribution
             in respect of Class B Monthly Interest............$         5.85000
                                                                ----------------

         8.  The amount of the current monthly distribution
             in respect of Class B Deficiency Amounts..........$         0.00000
                                                                ----------------

         9.  The amount of the current monthly distribution
             in respect of Class B Additional Interest.........$         0.00000
                                                                ----------------

        10.  The amount of the current monthly distribution
             in respect of Collateral Monthly Interest.........$         6.24167
                                                                ----------------

        11.  The amount of the current monthly distribution
             in respect of any accrued and unpaid Collateral
             Monthly Interest..................................$         0.00000
                                                                ----------------

B.  Information Regarding the Performance of the Trust

         1.  Collection of Principal Receivables

             (a) The aggregate amount of Collections of
                 Principal  Receivables  processed during
                 the related Monthly Period which were
                 allocated in respect of the Class A
                 Certificates.................................$   111,261,939.50
                                                                ----------------

             (b) The aggregate amount of Collections of
                 Principal  Receivables  processed during
                 the related  Monthly Period which were
                 allocated in respect of the Class B
                 Certificates..................................$    7,074,458.58
                                                                ----------------

             (c) The aggregate amount of Collections of
                 Principal Receivables processed during
                 the related Monthly Period which were
                 allocated in respect of the Collateral
                 Interest.....................................$    10,290,121.58
                                                                ----------------

         2.  Principal Receivables in the Trust

             (a) The aggregate amount of Principal
                 Receivables in the Trust as of the end
                 of the day on the last day of the
                 related Monthly Period.......................$ 8,912,538,974.13
                                                                ----------------

             (b) The amount of Principal Receivables in
                 the Trust represented by the Investor
                 Interest of Series 1999-A as of the end
                 of the day on the last day of the related
                 Monthly Period...............................$ 1,000,000,000.00
                                                                ----------------

             (c) The amount of Principal Receivables in
                 the Trust represented by the Series
                 1999-A Adjusted Investor Interest as of
                 the end of day on the last day of the
                 related Monthly Period.......................$ 1,000,000,000.00
                                                                ----------------

             (d) The amount of Principal Receivables in
                 the Trust represented by the Class A
                 Investor Interest as of the end of the
                 day on the last day of the related
                 Monthly Period................................$  865,000,000.00
                                                                ----------------

             (e) The amount of Principal Receivables in
                 the Trust represented by the Class A
                 Adjusted Investor Interest as of the end
                 of day on the last day of the related
                 Monthly Period................................$  865,000,000.00
                                                                ----------------

             (f) The amount of Principal Receivables in
                 the Trust represented by the Class B
                 Investor Interest as of the end of the
                 day on the last day of the related
                 Monthly Period................................$   55,000,000.00
                                                                ----------------

             (g) The amount of Principal Receivables in
                 the Trust represented by the Class B
                 Adjusted Investor Interest as of the end
                 of the day on the last day of the related
                 Monthly Period................................$   55,000,000.00
                                                                ----------------

             (h) The amount of Principal Receivables in
                 the Trust represented by the Collateral
                 Interest as of the end of the day on the
                 last day of the related Monthly Period........$   80,000,000.00
                                                                ----------------

             (i) The amount of Principal Receivables in
                 the Trust represented by the Collateral
                 Interest Adjusted Amount as of the end
                 of the day on the last day of the
                 last day of the related Monthly Period........$   80,000,000.00
                                                                ----------------

             (j) The Floating Investor Percentage with
                 respect to the related Monthly Period.........         11.2595%
                                                                ----------------

             (k) The Class A Floating Allocation with
                 respect to the related Monthly Period.........           86.50%
                                                                ----------------

             (l) The Class B Floating Allocation with
                 respect to the related Monthly Period.........            5.50%
                                                                ----------------

             (m) The Collateral Floating Allocation with
                 respect to the related Monthly Period.........            8.00%
                                                                ----------------

             (n) The Fixed Investor Percentage with
                 respect to the related Monthly Period.........              N/A
                                                                ----------------

             (o) The Class A Fixed Allocation with respect
                 to the related Monthly Period.................              N/A
                                                                ----------------

             (P) The Class B Fixed Allocation with respect
                 to the related Monthly Period................               N/A
                                                                ----------------

             (q) The Collateral Fixed Allocation with
                 respect to the related Monthly Period.........              N/A
                                                                ----------------


         3.  Delinquent Balances
             -------------------

             The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                             Aggregate             Percentage of
                                              Account                  Total
                                              Balance               Receivables
                                             ---------             -------------

             (a)  31 - 60 days            $148,126,561.78           1.6403%
             (b)  61 - 90 days            $ 94,361,238.93           1.0449%
             (c)  91 - or more days       $164,586,763.67           1.8226%
             Total....................... $407,074,564.38           4.5078%


         4.  Investor Default Amount
             -----------------------

             (a) The Aggregate Investor Default Amount
                 for the related Monthly Period................$    5,381,173.03
                                                                ----------------

             (b) The Class A Investor Default Amount
                 for the related Monthly Period................$    4,654,714.67
                                                                ----------------

             (c) The Class B Investor Default Amount
                 for the related Monthly Period................$      295,964.52
                                                                ----------------

             (d) The Collateral Default Amount for
                 the related Monthly Period....................$      430,493.84
                                                                ----------------

         5.  Investor Charge Offs
             --------------------

             (a) The aggregate amount of Class A
                 Investor Charge Offs for the related
                 Monthly Period................................$            0.00
                                                                ----------------

             (b) The aggregate amount of Class A
                 Investor Charge Offs set forth in
                 5(a) above per $1,000 of original
                 certificate principal amount..................$            0.00
                                                                ----------------

             (c) The aggregate amount of Class B
                 Investor Charge Offs for the related
                 Monthly Period................................$            0.00
                                                                ----------------

             (d) The aggregate amount of Class B
                 Investor Charge Offset forth in 5(c)
                 above per $1,000 of original
                 certificate principal amount..................$            0.00
                                                                ----------------

             (e) The aggregate amount of Collateral
                 Charge Offs for the related Monthly

             (d) The aggregate amount of Class B
                 Investor Charge Offset forth in 5(c)
                 above per $1,000 of original
                 certificate principal amount..................$            0.00
                                                                ----------------

             (e) The aggregate amount of Collateral
                 Charge Offs for the related Monthly
                 Period........................................$            0.00
                                                                ----------------

             (f) The aggregate amount of Collateral
                 Charge Offs set forth in 5(e)  above
                 per  $1,000 of original certificate
                 principal amount..............................$            0.00
                                                                ----------------

             (g) The aggregate amount of Class A
                 Investor Charge Offs reimbursed on
                 the Transfer Date immediately preceding
                 this Distribution Date .......................$            0.00
                                                                ----------------

             (h) The aggregate amount of Class A
                 Investor Charge  Offs  set  forth
                 in 5(g)  above  per $1,000 original
                 certificate principal amount
                 reimbursed on the Transfer Date
                 immediately preceding this Distribution
                 Date..........................................$            0.00
                                                                ----------------

             (i) The aggregate amount of Class B
                 Investor Charge Offs  reimbursed
                 on the Transfer Date immediately
                 preceding this Distribution Date .............$            0.00
                                                                ----------------

             (j) The aggregate amount of Class B
                 Investor Charge Offs set forth
                 in 5(i)  above  per $1,000 original
                 certificate principal amount reimbursed
                 on the Transfer Date  immediately
                 preceding this Distribution Date..............$            0.00
                                                                ----------------

             (k) The aggregate amount of Collateral
                 Charge Offs reimbursed on the Transfer
                 Date immediately preceding this
                 Distribution Date.............................$            0.00
                                                                ----------------

             (l) The aggregate amount of Collateral
                 Charge Offs set forth in 5(k) above
                 per $1,000 original certificate
                 principal amount reimbursed on the
                 Transfer Date immediately preceding
                 Distribution Date.............................$            0.00
                                                                ----------------

         6.  Investor Servicing Fee
             ----------------------

             (a) The amount of the Class A Servicing
                 Fee payable by the Trust to the
                 Servicer for the related Monthly
                 Period........................................$      540,625.00
                                                                ----------------

             (b) The amount of the Class B Servicing
                 Fee payable by the Trust to the
                 Servicer for the related Monthly
                 Period........................................$       34,375.00
                                                                ----------------

             (c) The amount of the Collateral Servicing
                 Fee payable by the Trust to the
                 Servicer for the related Monthly Period.......$       50,000.00
                                                                ----------------

             (d) The amount of Servicer Interchange
                 payable by the Trust to the Servicer
                 for the related Monthly Period................$    1,006,214.13
                                                                ----------------

         7.  Reallocations
             -------------

             (a) The amount of Reallocated Collateral
                 Principal Collections with respect
                 to this Distribution Date                     $            0.00
                                                                ----------------

             (b) The amount of Reallocated Class B
                 Principal Collections with respect
                 to this Distribution Date.....................$            0.00
                                                                ----------------

             (c) The Collateral Interest as of the
                 close of business on this Distribution
                 Date..........................................$   80,000,000.00
                                                                ----------------


             (d) The Collateral Interest Adjusted Amount
                 as of the close of business on this
                 Distribution Date.............................$   80,000,000.00
                                                                ----------------

             (e) The Class B Investor Interest as
                 of the close of business on this
                 Distribution Date.............................$   55,000,000.00
                                                                ----------------

             (f) The Class B Adjusted Investor Interest
                 as of the close of business on this
                 Distribution Date.............................$   55,000,000.00
                                                                ----------------

             (g) The Class A Investor Interest as
                 of the close of business on this
                 Distribution Date............................$   865,000,000.00
                                                                ----------------

             (h) The Class B Adjusted Investor Interest
                 as of the close of business on this
                 Distribution Date............................$   865,000,000.00
                                                                ----------------





         8.  Collection of Finance Charge Receivables
             ----------------------------------------

             (a) The aggregate amount of Collections
                 of Finance Charge Receivables
                 processed during the related Monthly
                 Period  which  were allocated in
                 respect of the Class A Certificates...........$   13,143,693.39
                                                                ----------------

             (b) The aggregate amount of Collections
                 of Finance Charge Receivables
                 processed during the related Monthly
                 Period which were allocated in respect
                 of the Class B Certificates...................$      835,726.17
                                                                ----------------

             (c) The aggregate  amount of Collections of
                 Finance Charge Receivables  processed
                 during the related Monthly Period which
                 were allocated in respect of the
                 Collateral Interest...........................$    1,215,601.70
                                                                ----------------

         9.  Principal Funding Account
             -------------------------

             (a) The principal amount on deposit in the
                 Principal Funding Account on the
                 related Transfer Date.........................$            0.00
                                                                ----------------

             (b) The Accumulation Shortfall with respect
                 to the related Monthly Period.................$            0.00
                                                                ----------------

             (c) The Principal Funding Investment
                 Proceeds deposited in the Finance
                 Charge Account on the related
                 Transfer Date.................................$            0.00
                                                                ----------------

             (d) The Principal Funding Investment
                 Shortfall.....................................$            0.00
                                                                ----------------

             (e) The amount of all or  the portion of
                 the Reserve Draw Amount deposited in
                 the Finance Charge Account on the
                 related Transfer Date from the Reserve
                 Account.......................................$            0.00
                                                                ----------------

        10.  Reserve Draw Amount...............................$            0.00
             -------------------                                ----------------

        11.  Available Funds
             ---------------

             (a) The amount of Class A Available
                 Funds on deposit in the Finance
                 Charge Account on the related
                 Transfer Date.................................$   13,143,693.39
                                                                ----------------

             (b) The amount of Class B Available
                 Funds on deposit in the Finance
                 Charge Account on the related
                 Transfer Date.................................$      835,726.17
                                                                ----------------

             (c) The amount of Collateral Available
                 Funds on deposit in the Finance
                 Charge Account on the related
                 Transfer Date.................................$    1,215,601.70
                                                                ----------------

        12.  Portfolio Yield
             ---------------

             (a) The Portfolio Yield (Net) for the
                 related Monthly Period........................         12.9839%
                                                                ----------------

             (b) The Portfolio Adjusted Yield for
                 the related Monthly Period....................          3.6845%
                                                                ----------------

     C.  Floating Rate Determinations
         ----------------------------

         1.  LIBOR for the Interest Period ending on
             this Distribution Date.............................        6.62000%
                                                                ----------------

             Class A Certificate Rate..........................         6.77000%
                                                                ----------------
             Class B Certificate Rate..........................         7.02000%
                                                                ----------------


                                BANK OF AMERICA NATIONAL ASSOCIATION

                                Transferor and Servicer



                                By: \s\ VICTORIA J. JAHANABANI
                                    ------------------------------------
                                    Name:  Victoria J. Jahanabani
                                    Title: Vice President